UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
January 23, 2008
Date of report (date of earliest event reported)
Digi International Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-17972	41-1532464

(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

11001 Bren Road East, Minnetonka, Minnesota		55343

(Address of principal executive offices)		(Zip Code)

Telephone Number: (952) 912-3444

(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On January 23, 2008, Digi International Inc. (the “Company”) reported its financial results for the first quarter of fiscal 2008. See the Company’s press release dated January 23, 2008, which is furnished as Exhibit 99 and incorporated by reference in this Current Report on Form 8-K.
NON-GAAP FINANCIAL MEASURES
     Certain information the Company intends to disclose on the conference call scheduled for 5:00 p.m. Eastern Time on January 23, 2008 includes non-GAAP Financial Measures. Specifically, in the conference call, management will provide information about the Company’s earnings before taxes, depreciation and amortization as a percentage of net sales. A reconciliation of this measure to the most directly comparable GAAP financial measure is included below.
     Management understands that there are material limitations to the use of non-GAAP measures. The use of EBTDA does not reflect the Company’s cash expenditures, the cash requirements for the replacement of depreciated and amortized assets, or changes in or cash requirements for the Company’s working capital needs. Additionally, measures of EBTDA, including EBTDA as a percentage of net sales, may be calculated differently from company to company, limiting its usefulness as a comparative measure. Management nevertheless believes that the presentation of EBTDA as a percentage of net sales is useful to investors because it provides a reliable and consistent approach to measuring the Company’s performance from year to year and in assessing the Company’s performance against other companies. Management believes that such information helps investors compare operating results and corporate performance exclusive of the impact of the Company’s capital structure and the method by which assets were acquired. Management believes that EBTDA as a percentage of net sales is not only useful for the Company in measuring and monitoring internal performance, but it is also widely used by analysts and investors to assess the Company’s performance. The Company uses EBTDA as a percentage of net sales as a key performance indicator of how the Company is performing compared to prior periods and compared to the Company’s operating plan. Furthermore, the Company’s incentive compensation plans use EBTDA to measure operating performance, which is a factor that the most employees have the ability to influence.
Reconciliation of Income before Income Taxes to Earnings before Taxes, Depreciation and Amortization
(In thousands of dollars and as a percent of Net Sales)

	For the three months		For the three
	ended December 31,	% of net	months ended	% of net
	2007	sales	December 31, 2006	sales
Net sales	$44,574	100.0%	$41,811	100.0%

Income before income taxes	$5,638	12.6%	$5,076	12.1%

Depreciation and amortization	2,497	5.6%	2,592	6.2%

Earnings before taxes, depreciation, and amortization	$8,135	18.3%	$7,668	18.3%

Item 9.01 Financial Statements and Exhibits.
     The following Exhibit is furnished herewith:

99	Press Release dated January 23, 2008, announcing financial results for the first quarter of fiscal 2008.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.
Date: January 23, 2008

DIGI INTERNATIONAL INC.
By:	/s/ Subramanian Krishnan
Subramanian Krishnan
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

No.	Exhibit	Manner of Filing
99	Press Release dated January 23, 2008, announcing financial results for the first quarter of fiscal 2008.	Filed Electronically

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